Exhibit 10.3

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of September 25, 2020 (the “Effective Date”), is entered into by and among Cohen & Company Inc., a Maryland corporation (the “Parent”), Cohen & Company, LLC, a Delaware limited liability company and a subsidiary of Parent (the “Operating LLC”), Daniel G. Cohen, an individual (“Mr. Cohen”), and the DGC Family Fintech Trust, a trust established by Mr. Cohen (“DGC Trust”). Each of Parent, the Operating LLC, Mr. Cohen and the DGC Trust may be referred to herein as a “Party,” and, collectively, as the “Parties.” Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

RECITALS:

WHEREAS, on December 30, 2019, the Parties entered into the Securities Purchase Agreement (the “Purchase Agreement”); and

WHEREAS, in accordance with Section 7.10 of the Purchase Agreement, the Parties desire to amend the Purchase Agreement to provide that the voting proxy granted therein shall be revoked in the event that Mr. Cohen and/or his Affiliates shall cease to beneficially own (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) a majority of the voting securities of Parent, pursuant to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.             Amendment to Section 5.02 of the Purchase Agreement. Effective as of the Effective Date, Section 5.02 of the Purchase Agreement is hereby supplemented by adding the following language immediately following Section 5.02(c) of the Purchase Agreement:

“(d)             “Notwithstanding anything to the contrary herein, this Section 5.02 shall automatically become null and void and the proxy set forth in this Section 5.02 shall be automatically revoked, in each case without further action by any Party, in the event that Mr. Cohen and/or his Affiliates shall cease to beneficially own (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) a majority of the voting securities of Parent.”

2.             No Other Changes. Except as expressly amended by this Amendment, all of the terms and conditions of the Purchase Agreement shall continue in full force and effect and shall be unaffected by this Amendment.

3.             Amendment. This Amendment may not be amended or modified except by a written agreement executed by the Parties.

4.             Governing Law. THIS AMENDMENT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES OR THE CONFLICTS OF LAW PRINCIPLES OF ANY OTHER STATE IN EITHER CASE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

5.             Headings. The sections and other headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

6.             Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns.

7.             Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument

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IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

PARENT:

COHEN & COMPANY INC.

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

OPERATING LLC:

COHEN & COMPANY, LLC

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

MR. COHEN:

By:	/s/ Daniel G. Cohen
Name:	Daniel G. Cohen

DGC TRUST:

THE DGC FAMILY FINTECH TRUST

By:	/s/ Raphael Licht
Name:	Raphael Licht
Title:	Trustee

By:	/s/ Jeffrey D. Blomstrom
Name:	Jeffrey D. Blomstrom
Title:	Trustee